United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 2, 2018

Date of Report (Date of earliest event reported)

Atlantic Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38180	81-2717873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Broadway, 36th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 912-8918

N/A ___________________________

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 2, 2018, Atlantic Acquisition Corp. (the “Company”) engaged Friedman LLP (“Friedman”) as its independent registered public accounting firm. Marcum LLP (“Marcum”) was dismissed on the same date. The decision to engage Friedman and to dismiss Marcum was approved by the Company's Audit Committee.

The audit report of Marcum on the financial statements of the Company for the year ended December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Marcum’s report noted that there was substantial doubt about the ability of the Company to continue as a going concern.

For the year ended December 31, 2016 and the subsequent period through January 2, 2018, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports.

For the year ended December 31, 2016 and the subsequent period through January 2, 2018, there were no “reportable events” (defined below) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

Attached as Exhibit 16.1 is a copy of Marcum’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

On January 2, 2018, the Company engaged Friedman LLP (“Friedman”) as its principal accountant. During the year ended December 31, 2016 and the subsequent period through January 2, 2018, neither the Company nor anyone on its behalf consulted Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1 Letter from Marcum LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 8, 2018

ATLANTIC ACQUISITION CORP.

By: /s/ Richard Xu
Name: Richard Xu
Title: Chief Executive Officer